FOURTH AMENDMENT

                                 to that certain

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     This FOURTH AMENDMENT, dated as of October 17, 2005 (this "Amendment"), is made in connection with that certain Second Amended and Restated Credit and Security Agreement, dated as of November 21, 2002 and amended and restated as of January 2, 2004, and amended by that certain First Amendment to the Credit Agreement, dated as of April 29, 2005, and by that certain Second Amendment to the Credit Agreement, dated as of August 5, 2005, and by that certain Third Amendment to the Credit Agreement, dated as of August 22, 2005 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Columbus McKinnon Corporation (the "Borrower"), Larco Industrial Services Ltd., Columbus McKinnon Limited, the Guarantors named therein, the lending institutions party thereto, and Bank of America, N.A., as Administrative Agent and Issuing Lender. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower has advised the Administrative Agent of its intention to consummate an offering of up to $90,000,000 of its common stock on or before December 31, 2005, or on such other date as may be reasonably acceptable to the Administrative Agent (the "Equity Offering");

     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (i) waive the requirement that the Net Cash Payments from such Equity Offering be applied to prepay the Loans or permanently reduce the Revolving Credit Commitment, (ii) consent to the use of the Net Cash Payments from such Equity Offering to prepay the Senior Notes and for other purposes as specifically set forth in this Amendment and (iii) agree to amend certain terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

     WHEREAS, the Lenders are willing to waive such requirement for the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitment, consent to such prepayment of the Senior Notes and other uses of such Net Cash Payments and amend certain terms and provisions of the Credit Agreement, but only on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

     1. AMENDMENTS.

     (a) Section 1.1 of the Credit Agreement is hereby amended by:

          (i) amending the definition of "EBITDA" by adding the following new clause (vii) to the end of paragraph (b) of such definition:

     "; and (vii) up to $2,500,000 of the amount of the premium paid by the Borrower, in cash, in connection with the redemption of the Existing Senior Subordinated Notes"; and

          (ii) adding the following new definition thereto in the correct alphabetical location:

     "Equity Offering" means that certain equity offering of up to $90,000,000 of the Borrower's common stock, consummated on or before December 31, 2005, or on such other date as may be reasonably acceptable to the Administrative Agent.".

     (b) Section 8.1(e)(i) of the Credit Agreement is hereby to read, in its entirety, as follows:

          "(i) with respect to all such outstanding Indebtedness in excess of the local currency equivalent (as determined by the Agent from time by reference to the Exchange Rate) of $5,000,000, the proceeds of such Indebtedness are transferred to the Borrower and applied to the repayment of the Revolving Loans,".

     (c) Section 8.10(b) of the Credit Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following:


      ---------------------------------------------------------------------   -----------------------------

                               Period Ratio
      ---------------------------------------------------------------------   -----------------------------
      ---------------------------------------------------------------------   -----------------------------

        June 30, 2005 and each fiscal quarter ending thereafter prior to               4.25 to 1.00
                    the consummation of the Equity Offering
      ---------------------------------------------------------------------   -----------------------------
      ---------------------------------------------------------------------   -----------------------------

        The first fiscal quarter ending after the consummation of Equity               3.25 to 1.00
             Offering and for each fiscal quarter ending thereafter
      ---------------------------------------------------------------------   -----------------------------



     2. WAIVER. The Administrative Agent and the Lenders hereby waive the requirements of (a) Section 2.8(b)(ii) of the Credit Agreement that the Net Cash Payments from the Equity Offering be applied to prepay the Loans and (b) Section 2.8(c)(ii) that the Revolving Credit Commitment be permanently reduced by the amount of such Net Cash Payments.

     3. CONSENT TO PREPAYMENT OF SENIOR NOTES. Notwithstanding anything to the contrary contained in the Credit Agreement, the Administrative Agent and the

Lenders hereby consent to the application of the Net Cash Payments from the Equity Offering to the redemption and/or prepayment of the outstanding principal of the Senior Notes; provided that (i) the principal amount of Senior Notes redeemed and/or prepaid, together with all premium paid in connection therewith and all fees and expenses incurred in connection therewith, does not exceed the amount of Net Cash Payments received from the Equity Offering and (ii) at the time of such redemption and/or prepayment, no Default or Event of Default shall have occurred and be continuing.

     4. CONSENT REGARDING EXCESS NET CASH PAYMENTS. To the extent that the amount of Net Cash Payments from the Equity Offering exceeds the amount applied to the redemption and/or prepayment of the Senior Notes and the payment of premium and fees and expenses incurred in connection therewith pursuant to
Section 3 above (the amount of such excess referred to herein as the "Excess Net Cash Payments"), notwithstanding anything to the contrary contained in the Credit Agreement, the Administrative Agent and the Lenders hereby consent to use of such Excess Net Cash Payments for the following purposes, in each case, so long as (i) no Default or Event of Default exists or would result after giving effect to such use of the Excess Net Cash Payments and (ii) the aggregate amount so expended does not exceed the amount of such Excess Net Cash Payments:

     (a) the acquisition by the Borrower or by any Subsidiary of the Borrower (in which case the Administrative Agent and the Lenders consent to the contribution of such Excess Net Cash Payments from the Borrower to such Subsidiary for the purpose of such acquisition) of any Person, business or specified group of assets (the "Target"); provided that, with respect to any such acquisition: (i) the consideration therefore shall be paid (A) in cash or (B) with a combination (with, for the avoidance of doubt, the parties hereto acknowledging and agreeing that any consideration, including that in a form other than cash, shall constitute use of Excess Net Cash Payments, reducing the remaining amount of Excess Net Cash Payments available for additional acquisitions), acceptable to the Administrative Agent, of cash and (x) the Borrower's issuance of an unsecured note, (y) the issuance or assumption of unsecured Indebtedness of the Target otherwise permitted under the Credit Agreement and/or (z) the assumption of secured Indebtedness of the Target; provided that (1) such Indebtedness is outstanding prior to the consummation of such acquisition and is not incurred in connection with such acquisition and (2) the liens securing such Indebtedness only extend to the assets acquired pursuant to such acquisition and not to any other assets of the Borrower or any of its Subsidiaries; (ii) such acquisition shall have been approved by the board of directors and shareholders, if required, of the Target;
          (iii) the Target should be engaged in the same line of business as the Borrower or a line of business substantially related thereto; (iv) the Administrative Agent shall be reasonably satisfied with the terms and conditions of such acquisition; (v) the Borrower shall have provided to the Administrative Agent a Compliance Certificate in form and substance satisfactory to it, demonstrating the Borrower's pro forma compliance, after giving effect to such acquisition, with the covenants set forth in Section 8.10; and (vi) the Borrower shall have provided the Administrative Agent with all information reasonably requested relating thereto and shall have taken all steps reasonably requested by the Administrative Agent to, if the buyer in connection with such acquisition is a Credit Party, assure the perfection and priority of the Administrative Agent's lien in any Person or assets so acquired;

     (b) Investments made in connection with the Borrower's foreign expansion strategy (which such Investments may include, for the avoidance of doubt, investments, loans, advances (each of which may be used as general working capital by the entities in which such Excess Net Cash Payments were invested), and capital expenditures made in connection with such foreign expansion strategy); and

     (c) for the general corporate and working capital purposes of the Credit Parties.

     5. AFFIRMATION AND ACKNOWLEDGMENT. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under the Credit Agreement as amended hereby. Each Guarantor hereby acknowledges and consents to this Amendment and agrees that its Guarantee remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guarantee obligations under the Credit Agreement and the other Loan Documents. The Borrower and the Guarantors hereby confirm that the Obligations or Guarantee obligations under the Credit Agreement, as the case may be, are and remain secured pursuant to the Credit Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower or such Guarantor, as security for the Obligations or Guarantee obligations under the Credit Agreement, as the case may be.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders as follows:

     (a) The execution and delivery by the Borrower and the Guarantors of this Amendment, and the performance by the Borrower and the Guarantors of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower and the Guarantors and, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and the Guarantors, and do not contravene any provision of law, statute, rule or regulation to which the Borrower or any Guarantor is subject or the

          Borrower's or any Guarantor's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower or any Guarantor.

     (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and the Guarantors, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights or general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

     (c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment, the Credit Agreement, as amended hereby, or any pledge described herein.

     (d) The representations and warranties contained in Section 5 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

     (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     7. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon (i) execution hereof by the Required Lenders and (ii) all terms and conditions relating to the Equity Offering being in form and substance satisfactory to the Administrative Agent.

     8. COUNTERPARTS. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     9. DELIVERY BY FACSIMILE. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

     10. MISCELLANEOUS PROVISIONS.

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

     (c) Pursuant to Section 11.3 of the Credit Agreement, all costs and expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating this Amendment, will be for the account of the Credit Parties whether or not this Amendment is consummated.


            [Remainder of page intentional; signatures on next page]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the date first written above.

                                      BORROWER
                                      --------

                                      COLUMBUS MCKINNON CORPORATION

                                      By:    /S/ Karen L. Howard
                                             -----------------------------------
                                      Name:  Karen L. Howard
                                      Title: Vice President, Treasurer and
                                             Interim Chief Financial Officer

                                      CANADIAN BORROWERS
                                      ------------------

                                      LARCO INDUSTRIAL SERVICES LTD

                                      By:    /S/ Karen L. Howard
                                             -----------------------------------
                                      Name:  Karen L. Howard
                                      Title: Vice President

                                      COLUMBUS MCKINNON LIMITED

                                      By:    /S/ Karen L. Howard
                                             -----------------------------------
                                      Name:  Karen L. Howard
                                      Title: Vice President

                                      GUARANTORS
                                      ----------

                                      YALE INDUSTRIAL PRODUCTS, INC.


                                      By:    /S/ Karen L. Howard
                                             -----------------------------------
                                      Name:  Karen L. Howard
                                      Title: Vice President

                                      CRANE EQUIPMENT & SERVICE, INC.


                                      By:    /S/ Karen L. Howard
                                             -----------------------------------
                                      Name:  Karen L. Howard
                                      Title: Vice President

                                      AUDUBON EUROPE S.A.R.L.


                                      By:    /S/ Karen L. Howard
                                             -----------------------------------
                                      Name:  Karen L. Howard
                                      Title: Manager

                                      By:    /S/ Romain Thillens
                                             -----------------------------------
                                      Name:  Romain Thillens
                                      Title: Manager

                                      BANK OF AMERICA, N.A.,
                                      as Administrative Agent

                                      By:    /S/ Colleen O'Brien
                                             -----------------------------------
                                      Name:  Colleen O'Brien
                                      Title: Vice President

                                      BANK OF AMERICA, N.A.
                                      as Lender, Issuing Lender, and Cash
                                      Management Bank

                                      By:    /S/ Colleen O'Brien
                                             -----------------------------------
                                      Name:  Colleen O'Brien
                                      Title: Vice President

                                      CHARTER ONE BANK, NATIONAL ASSOCIATION

                                      By:    /S/ Jeffrey P. Kenefick
                                             -----------------------------------
                                      Name:  Jeffrey P. Kenefick
                                      Title: Vice President

                                      WACHOVIA CAPITAL FINANCE CORPORATION
                                      (CENTRAL)




                                      By:    /S/ Barry Felker
                                             -----------------------------------
                                      Name:  Barry Felker
                                      Title: Associate

                                      MANUFACTURERS AND TRADERS TRUST COMPANY


                                      By:    /S/ Andrew M. Constantino
                                             -----------------------------------
                                      Name:  Andrew M. Constantino
                                      Title: Vice President

                                      MERRILL LYNCH CAPITAL, A DIVISION OF
                                      MERRILL LYNCH BUSINESS FINANCIAL
                                      SERVICES INC.


                                      By:    /S/ Andrew C. Sepe
                                             -----------------------------------
                                      Name:  Andrew C. Sepe
                                      Title: Vice President